Exhibit 21.1
SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2011

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

Austin Data, Inc.	Texas

BP456, Inc.	Delaware

C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders

Cane Island, LLC	Delaware

CH Funding, LLC	Delaware

CH Investments of Texas, Inc.	Delaware

CHI Construction Company	Arizona

CHM Partners, L.P.	Texas

CHTEX of Texas, Inc.	Delaware

The Club at Pradera, Inc.	Delaware

Continental Homes, Inc.	Delaware	Astanté Luxury Communities, Astanté Luxury Homes, D.R. Horton — Continental Series, D.R. Horton — Astanté Series, Homestead by D.R. Horton — Continental Series, Traditions, Traditions - D.R. Horton

Continental Homes of Texas, L.P.	Texas	Continental Homes, D.R. Horton America’s Builder, D.R. Horton Homes, Milburn Homes, Sam Houston Homes

Continental Residential, Inc.	California	Continental Homes, D.R. Horton America’s Builder, Horton Continental

Continental Traditions, LLC	Arizona	Continental Homes

Custom Title, LLC	Maryland

Cypress Road, L.P.	California

Desert Ridge Phase I Partners	Arizona

DHI Insurance, Inc.	Vermont

DHI Mortgage Company	Colorado	CH Mortgage Company

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

DHI Mortgage Company GP, Inc.	Delaware

DHI Mortgage Company LP, Inc.	Delaware

DHI Mortgage Company, Ltd.	Texas	CH Mortgage I, Ltd., CH Mortgage Company I, Ltd., CH Mortgage Company I, Ltd., L.P., CH Mortgage Company I, Ltd., Limited Partnership, CH Mortgage Company I, Limited Partnership, DHI Mortgage Company, Ltd. L.P., DHI Mortgage Company Ltd., Limited Partnership, DHI Mortgage Limited Partnership, Emerald Funding

DHI Ranch, Ltd.	Texas

DHI Title GP, Inc.	Texas

DHI Title LP, Inc.	Delaware

DHI Title of Arizona, Inc.	Arizona	DHI Title Agency

DHI Title of Florida, Inc.	Florida

DHI Title of Minnesota, Inc.	Delaware	DHI Title of Hawaii, DHI Title of Louisiana

DHI Title of Nevada, Inc.	Delaware

DHI Title of Texas, Ltd.	Texas

D.R. Horton — Emerald, Ltd.	Texas	Continental Homes, Dietz-Crane Homes, D.R. Horton America’s Builder, D.R. Horton Homes, Emerald Homes, Emerald Builders

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton — Schuler Homes, LLC	Delaware	Awakea at Mehana, D.R. Horton, D.R. Horton, Schuler Division, D.R. Horton-Schuler Division, Halemalu at Puhi, Highpointe, Highpointe at Makakilo, Holo’llina at Kohea Loa, Homesave by DR Horton, Honouliuli Town, Ho’olilina at Kohea Loa, Ho’oluana at Kohea Loa, Ho’onanea at Lahaina, Ho’opili at Kapolei, Ho’opili Oahu, Ho’opili Town, Ironwoods at Kailua, Ka Malanai, Kahiwelo at Makakilo, Kai Nani at Makakilo, Kalamaku’u, Kapolei Knolls, Keiki Country, Kohea Loa, Kopa’a at Kohea Loa, Kuamo’o at Kohea Loa, Kukuna at Mehana, Kumupa’a at the Kohea Loa, La Hiki at Mehana, La’e La’e at Luala’i, Le’olani at Hawaii Kai, Luala’i at Parker Ranch, Luna Loa at Waikoloa, Makalae at Sea Country, Maluhia at Luala’i, Manawa at Mehana, Manawale’a at Kohea Loa, Mehana at Kapolei, Na Hoku at Maui Lani, Nanala at Mehana, Nanea at Luala’i, Nanea Kai at Hawaii Kai, Nohokai at Sea Country, Oasis at Maui Lani, Opukea at Lahaina, Pualani Estates at Kona, Pulewa at Mehana, Sea Country, Sea Country Club, Seascape at Makakilo, Starsedge, The Cottages at Kulamalu, The Legends at Maui Lani, The Shops at Sea Country, Town Walk Residences in Kailua, University Place at Kapolei, University Village at Kapolei, Wai’olu at Luala’i, Water Colors at Makakilo, Windsong at Makakilo

D.R. Horton — Texas, Ltd.	Texas	Continental Homes, D.R. Horton — Texas, Ltd. LP, D.R. Horton America’s Builder, D.R. Horton Homes

D.R. Horton, Inc. — Birmingham	Alabama

D.R. Horton, Inc. -Chicago	Delaware

D.R. Horton, Inc. — Denver	Delaware	Trimark Communities, D.R. Horton — Trimark Series

D.R. Horton, Inc. — Dietz-Crane	Delaware

D.R. Horton, Inc. — Fresno	Delaware	D.R. Horton America’s Builder

D.R. Horton, Inc. — Greensboro	Delaware

D.R. Horton, Inc. — Gulf Coast	Delaware

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton, Inc. — Jacksonville	Delaware	Continental Homes, Continental Homes — Jacksonville, DRH Designs

D.R. Horton, Inc. — Louisville	Delaware

D.R. Horton, Inc. — Minnesota	Delaware

D.R. Horton, Inc. — New Jersey	Delaware

D.R. Horton, Inc. — Portland	Delaware	D.R. Horton Custom Homes, D.R. Horton America’s Builder,

D.R. Horton, Inc. — Sacramento	California	D.R. Horton America’s Builder

D.R. Horton, Inc. — Torrey	Delaware	Torrey, Torrey Homes

D.R. Horton, Inc. — Foundation	Texas

D.R. Horton BAY, Inc.	Delaware	D.R. Horton America’s Builder

D.R. Horton Commercial, Inc.	Delaware

D.R. Horton Cruces Construction, Inc.	Delaware

D.R. Horton Insurance Agency, Inc.	Texas

D.R. Horton LA North, Inc.	Delaware

D.R. Horton Life Insurance Agency, Inc.	Texas

D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder, Seabridge Marina

D.R. Horton Management Company, Ltd.	Texas

D.R. Horton Materials, Inc.	Delaware

D.R. Horton Seabridge Marina, Inc.	Delaware

D.R. Horton VEN, Inc.	California	D.R. Horton America’s Builder

DRH Cambridge Homes, Inc.	California	Cambridge Homes

DRH Cambridge Homes, LLC	Delaware

DRH Capital Trust I	Delaware

DRH Capital Trust II	Delaware

DRH Capital Trust III	Delaware

DRH Colorado Realty, Inc.	Delaware

DRH Construction, Inc.	Delaware

DRH Energy, Inc.	Colorado

DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

DRH Properties, Inc.	Arizona

DRH Realty Company, Inc.	California	CH Realty, C H Realty

DRH Regrem VII, LP	Texas

DRH Regrem VIII, LLC	Delaware

DRH Regrem XII, LP	Texas

DRH Regrem XIII, Inc.	Delaware

DRH Regrem XIV, Inc.	Delaware

DRH Regrem XV, Inc.	Delaware

DRH Regrem XVI, Inc.	Delaware

DRH Regrem XVII, Inc.	Delaware

DRH Regrem XVIII, Inc.	Delaware

DRH Regrem XIX, Inc.	Delaware

DRH Regrem XX, Inc.	Delaware

DRH Regrem XXI, Inc.	Delaware

DRH Regrem XXII, Inc.	Delaware

DRH Regrem XXIII, Inc.	Delaware

DRH Regrem XXIV, Inc.	Delaware

DRH Regrem XXV, Inc.	Delaware

DRH Southwest Construction, Inc.	California

DRH Tucson Construction, Inc.	Delaware

DRHI, Inc.	Delaware

Emerald Creek No. 4, L.P.	Texas

Encore II, Inc.	Arizona

Encore Venture Partners, L.P.	Delaware

Encore Venture Partners II (California), L.P.	Delaware

Encore Venture Partners II (Texas), L.P.	Delaware

Georgetown Data, Inc.	Texas

Germann & McQueen, L.L.C.	Arizona

GP-Encore, Inc.	Arizona

Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

Grand Title Agency, LLC	New Jersey

Greywes, LLC	California	D.R. Horton America’s Builder

HPH Homebuilders 1995 L.P.	California	D.R. Horton America’s Builder

HPH Homebuilders 1996 L.P.	California	D.R. Horton America’s Builder

HPH Homebuilders 2000 L.P.	California	D.R. Horton America’s Builder

Hadian, LLC	Delaware

Haskell Canyon Partners, L.P.	California

Haskell Canyon Partners II, L.P.	California

Iao Partners	Hawaii

Kaomalo LLC	Hawaii

KDB Homes, Inc.	Delaware	Continental Homes, Continental Welcome Home, D.R. Horton — Continental Series, D.R. Horton America’s Builder

Livermore Homebuilders L.P.	California	D.R. Horton America’s Builder

McQueen & Willis, LLC	Arizona

Meadows I, Ltd.	Delaware

Meadows II, Ltd.	Delaware

Meadows VIII, Ltd.	Delaware

Meadows IX, Inc.	New Jersey

Meadows X, Inc.	New Jersey

Melmort Co.	Colorado

Melody Homes, Inc.	Delaware	D.R. Horton — Melody Series, D. Jensen Homes, Inc., D.R. Horton America’s Builder

Metro Star Canyon, LLC	Colorado

Metro Title, LLC	Virginia

Oakley-Avalon L.P.	California

Rielly Carlsbad LLC	Delaware

Rielly Homes Madison, LLC	Delaware

Schuler Homes of Arizona LLC	Delaware	Continental Homes, D.R. Horton — Astanté Series, D.R. Horton — Continental Series, D.R. Horton - Schuler Series

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

Schuler Homes of California, Inc.	California

Schuler Homes of Oregon, Inc.	Oregon

Schuler Homes of Washington, Inc.	Washington	Keys & Schuler Homes, Schuler Homes Northwest

Schuler Mortgage, Inc.	Delaware

Schuler Realty Hawaii, Inc.	Hawaii

SGS Communities at Battleground, LLC	New Jersey

SGS Communities at Grand Quay L.L.C	New Jersey

SHA Construction LLC	Delaware

SHLR of California, Inc.	California

SHLR of Colorado, Inc.	Colorado

SHLR of Nevada, Inc.	Nevada

SHLR of Utah, Inc.	Utah

SHLR of Washington, Inc.	Washington

SRHI LLC	Delaware

SSHI LLC	Delaware	DR Horton, D.R. Horton, DR Horton Custom Homes, D.R. Horton Custom Homes, Stafford Homes, Stafford Custom Homes

Surprise Village North, LLC	Arizona	Arizona Traditions

Travis County Title Company	Texas	DHI Title of Georgia, DHI Title of Central Texas

Venture Management of South Carolina, LLC	South Carolina

Vertical Construction Corporation	Delaware

Western Pacific Brea Development, LLC	Delaware

Western Pacific Funding, Inc.	California

Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder, D.R. Horton Homes Western Pacific Housing San Diego Division

Western Pacific Housing, L. P.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing — Antigua, LLC	Delaware

Western Pacific Housing — Aviara, L.P.	California

Western Pacific Housing — Boardwalk, LLC	Delaware

Western Pacific Housing — Broadway, LLC	Delaware

Western Pacific Housing — Canyon Park, LLC	Delaware

Western Pacific Housing — Carmel, LLC	Delaware

Western Pacific Housing — Carrillo, LLC	Delaware

Western Pacific Housing — Communications Hill, LLC	Delaware

Western Pacific Housing — Copper Canyon, LLC	Delaware

Western Pacific Housing — Coto Venture, L.P.	California

Western Pacific Housing — Creekside, LLC	Delaware

Western Pacific Housing — Culver City, L.P.	California

Western Pacific Housing — Del Valle, LLC	Delaware

Western Pacific Housing — Lomas Verdes, LLC	Delaware

Western Pacific Housing — Lost Hills Park, LLC	Delaware

Western Pacific Housing — Lyons Canyon Partners, LLC	Delaware

Western Pacific Housing Management, Inc.	California	D.R. Horton America’s Builder

Western Pacific Housing — McGonigle Canyon, LLC	Delaware

Western Pacific Housing — Mountaingate, L.P.	California

Western Pacific Housing — Norco Estates, LLC	Delaware

Western Pacific Housing — Oso, L.P.	California

Western Pacific Housing — Pacific Park II, LLC	Delaware

Western Pacific Housing — Park Avenue East, LLC	Delaware

Western Pacific Housing — Park Avenue West, LLC	Delaware

Western Pacific Housing — Playa Vista, LLC	Delaware

Western Pacific Housing — Poinsettia, L.P.	California

STATE OF
INCORPORATION
NAME	OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing — River Ridge, LLC	Delaware

Western Pacific Housing — Robinhood Ridge, LLC	Delaware

Western Pacific Housing — Santa Fe, LLC	Delaware

Western Pacific Housing — Scripps, L.P.	California

Western Pacific Housing — Scripps II, LLC	Delaware

Western Pacific Housing — SDG, LLC	California

Western Pacific Housing — Seacove, L.P.	California

Western Pacific Housing — Studio 528, LLC	Delaware

Western Pacific Housing — Terra Bay Duets, LLC	Delaware

Western Pacific Housing — Torrance, LLC	Delaware

Western Pacific Housing — Torrey Commercial, LLC	Delaware

Western Pacific Housing — Torrey Meadows, LLC	Delaware

Western Pacific Housing — Torrey Multi-Family, LLC	Delaware

Western Pacific Housing — Torrey Village Center, LLC	Delaware

Western Pacific Housing — Vineyard Terrace, LLC	Delaware

Western Pacific Housing — Westlake II, L.P.	California

Western Pacific Housing — Windemere, LLC	Delaware

Western Pacific Housing — Windflower, L.P.	California

WPH — Camino Ruiz, LLC	Delaware

WPH — Copper Canyon, LLC	Delaware

WPH — Copper Canyon II, LLC	Delaware

WPHD/Camarillo, LLC	California

WPHD/Ventura, LLC	California

WPH — Oxnard Coastal, LLC	Delaware

2 C Development Company LLC	California

91st Avenue & Happy Valley, L.L.C.	Arizona